SECURITIES PURCHASE AGREEMENT,
dated as of November 10, 1997 (the
"Agreement"), by and among The Aegis Consumer
Funding Group, Inc., a Delaware corporation
("the Company"), and the Purchaser or
Purchasers named on the execution pages
hereof.

          In consideration of the mutual
covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                       ARTICLE I

                      DEFINITIONS

          Section 1.1  Definitions.  As used
in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Act" means the Securities Act of
1933, as amended, and the rules and
regulations of the Commission thereunder.

          "Affiliate" of any specified Person
means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Agreement,
as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

          "Basic Documents" means,
collectively, the Agreement, the Registration
Rights Agreement, and the Certificates of Designation.

          "Business Day" means each Monday,
Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or London, England are not required to be open.

          "Certificates of Designation" means
(i) the Certificate of Designations,
Preferences, and Rights of Class E Redeemable
Preferred Stock of the Company and (ii) the Certificate of Designations, Preferences, and
Rights of Class F Redeemable Preferred Stock of the Company.

          "Closing" has the meaning provided
therefor in Section 2.1 of this Agreement.

          "Code" means the Internal Revenue
Code of 1986, as amended.

          "Commission" means the Securities
and Exchange Commission.

          "Common Stock" means the common
stock, par value $.01 per share, of the
Company.

          "Company" means The Aegis Consumer
Funding Group, Inc., a Delaware corporation.

          "Credit Agreement" means the
Amended and Restated Credit Agreement, dated as of June 23, 1997, to a Credit Agreement dated May 16, 1996, by and between the Company, as borrower, Aegis Auto Finance,
Inc. and Aegis Consumer Finance, Inc. as guarantors, and Greenwich Capital Financial
Products, Inc., as lender.

          "Disclosure Documents" means,
collectively, (i) the most recent Annual
Report on Form 10-K filed by the Company,
(ii) all other reports and statements,
including quarterly Reports on Form 10-Q filed by the Company and any of its Sub-

sidiaries under the Exchange Act prior to the date hereof but subsequent to the most recent
Annual Report on Form 10-K filed by the
Company, (iii) the Press Release issued by the Company dated October 17, 1997 containing results for the fiscal year ended June 30, 1997 and (iv) a draft of the press release to be issued by the Company relating to the conversion by Greenwich Capital Financial
Products, Inc. of Company debt held by it under the Credit Agreement for shares of Preferred Stock and to the sale by the Company of the stock of Systems & Services
Technologies, Inc.

          "Exchange Act" means the Securities
Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "GAAP" means generally accepted
accounting principles set forth in the
opinions and pronouncements of the Accounting
Principles Board of the American Institute of
Certified Public Accountants and statements and pronouncements of the Financial
Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Holders" means the holders from
time to time of any of the Securities,
whether or not such Holders were original
Purchasers of Securities hereunder.

          "Investment Company Act" means the
Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          "Lien" means, with respect to any
asset, (i) any mortgage, lien, pledge,
encumbrance, charge or security interest of any kind in or on such asset, (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset or (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Majority of the Purchasers" means
those Purchasers which, at the time of
determination thereof, individually or in the aggregate, are committed to purchase pursuant to this Agreement a majority of the stated value of the Securities.

          "Permitted Liens" means (i) Liens
for taxes, assessments, governmental charges or claims which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made which (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company or
(y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien; (ii) statutory Liens of landlords, and warehousemen's, mechanics', suppliers', materialmen's, repairmen's, or other like
Liens arising in the ordinary course of
business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien; and (iii) existing Liens as of the date hereof.

          "Person" means an individual or a
corporation, limited liability company,
partnership, trust, incorporated or
unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Preferred Stock" shall mean the
Class E and Class F Redeemable Preferred
Stock of the Company described in the
Certificates of Designation.

          "Purchaser" means each Person who
accepts and agrees to the terms hereof, as indicated by signature on the execution page of this Agreement or a counterpart as referred to in Section 7.4 of this Agreement.

          "Registration Rights Agreement"
means that Registration Rights Agreement of even date herewith by and between the Company and each Purchaser relating to the Securities and the Common Stock issuable upon redemption thereof or upon exercise of the warrants issuable upon redemption thereof.

          "Securities" means the shares of
Preferred Stock consisting of $2,000,000 stated value of the Class E Redeemable
Preferred Stock of the Company and $2,000,000 stated value of the Class F Redeemable
Preferred Stock of the Company.

          "State" means each of the states of
the United States, the District of Columbia and the Commonwealth of Puerto Rico.

          "Subsidiary" means, with respect to
any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more
Subsidiaries thereof or (ii) any other Person
(other than a corporation) in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

          "Time of Purchase" has the meaning
provided therefor in Section 2.1 of this Agreement.

          "Warrant" shall mean that Warrant
dated as of May 17, 1996 granted by the
Company to Greenwich Capital Markets, Inc.


          Section 1.2  Accounting Terms;
Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles.


                      ARTICLE II

                PURCHASE OF SECURITIES;
            RIGHTS OF HOLDERS OF SECURITIES

          Section 2.1  Purchase of
Securities.  Subject to the terms and
conditions herein set forth, the Company agrees that it will sell to each Purchaser, and each such Purchaser agrees, severally and not jointly, that it will purchase from the Company at the Time of Purchase, the stated value of Securities set forth opposite such Purchaser's name on the execution pages hereof. The consideration for such purchase and sale shall be the delivery by the Purchaser to the Company of such documents as are necessary to terminate its rights under the Credit Agreement and any related collateral agreements, and including, without limitation, the original note or notes issued by the Company under the Credit Agreement, marked "Canceled"; provided, however, that the provisions in paragraphs (iii) and (iv) of Section 10.04 of the Credit Agreement (the
"Surviving Provisions") shall survive such termination and shall remain in full force and effect in accordance with the terms of the Credit Agreement.

          The purchase and sale of Securities
to the Purchasers will take place at a
closing (the "Closing") at the offices of Herzfeld & Rubin, P.C., 40 Wall Street, New
York, New York on such date not later than November __, 1997 (subject to extension if the Purchasers agree to extend the Time of Purchase, upon request to do so by the Company) and at such time as the Company shall specify by notice to the Purchasers at least one full Business Day prior thereto.
The date and time at which the Closing is to be concluded is the "Time of Purchase."

          Delivery of the Securities to be
purchased by a Purchaser pursuant to this Agreement shall be made at the Closing by the Company's delivery to such Purchaser of certificates representing the Securities to be purchased by such Purchaser hereunder
(registered in the name of such Purchaser or such other Person (which shall be an Affiliate of such Purchaser or a nominee of such Purchaser or such Affiliate) as such Purchaser may have designated in writing to the Company prior to the Time of Purchase).

          Payment of the purchase price for
the Securities to be purchased hereunder shall be made by the delivery to the Company at the Time of Purchase of such documents as are necessary to terminate the lender's rights under the Credit Agreement and all related collateral agreements, subject to the survival of the Surviving Provisions as set forth in the first paragraph of this Section
2.1.  Purchaser agrees that from time to time
it shall promptly execute and deliver all further instruments and documents and take all such further action that may be necessary or desirable to effect the foregoing termination.

          The Company will bear all expenses
of shipping any of the Securities (including, without limitation, insurance expenses) from
New York City to such other places within the United States of America as any Purchaser shall specify. Any tax on the issuance of any of the Securities will be paid by the Company at the Time of Purchase.

          Section 2.2  Restrictions on
Transfer. (a)(i) Unless a registration
statement with respect thereto under the Act is at the time in effect, no Security shall be transferred (such term to include any disposition which would constitute a sale within the meaning of the Act), except upon compliance with the conditions specified in this subsection (a), and unless such a registration statement is effective or such conditions are complied with, the Company may issue or cause to be issued stop orders preventing any such transfer, subject to a Holder's right at all times to sell or otherwise dispose of all or any part of the Securities under a registration under the Act or any exemption from such registration available under the Act.

          (ii) Each Security initially issued
under this Agreement and each Security issued in exchange therefor shall (unless otherwise permitted by the provisions of subsection
(b)) be stamped or otherwise imprinted with a standard Securities Act legend applicable to restricted securities.

          (b)  The holder of each Security by
the acceptance thereof agrees that it shall not transfer such Security unless a registration statement under the Act is in effect with respect to such transfer or, prior to such transfer, it shall have delivered to the Company (x) an opinion of counsel, experienced in matters under the Act, reasonably acceptable to the Company and counsel to the Company which opinion shall be in a form reasonably acceptable to the Company and counsel to the Company or (y) a "no action" letter from the Commission, in either case to the effect that the proposed transfer may be effected without registration under the Act; provided, however, that in case of any sale or other transfer of Securities to any Person who is an institutional investor, no opinion of counsel or "no action" letter shall be required if such holder obtains and delivers to the Company a written representation from such Person that it is an institutional investor, including an insurance company, and is acquiring the Securities for its own account or as trustee for a commingled pension trust fund for purposes of investment and with no intention of distributing or reselling said
Securities in any transaction which would be in violation of the securities laws of the United States of America or any State, subject, nevertheless, to such Person's disposition of its property being at all times within its control, including such Person's right at all times to sell or otherwise dispose of all or any part of the Securities under a registration under the Act or any exemption from such registration available under the Act.


                      ARTICLE III

            REPRESENTATIONS AND WARRANTIES

          Section 3.1  Representations and
Warranties of the Company.  The Company
represents and warrants to, and covenants and agrees with, each of the Purchasers as follows:

          (a)  Organization, Standing,
     Etc.  The Company is a corporation
     duly organized and in good standing
     under the laws of the State of
     Delaware.  The Company is duly
     qualified and in good standing as a
     foreign corporation, and is
     authorized to do business, in each
     jurisdiction in which the ownership
     or leasing of any property or the
     character of its operations makes
     such qualification necessary and in
     which the failure so to qualify
     could have a material adverse
     effect on the condition (financial
     or otherwise), properties, assets,
     business or results of operations
     of the Company.  The Company has
     all requisite corporate power and
     authority to own its assets and to
     carry on its businesses as
     currently conducted.  The Company
     has all requisite corporate power
     and authority (i) to execute,
     deliver and perform its obligations
     under the Basic Documents, (ii) to
     issue the Securities pursuant
     hereto in the manner and for the
     purpose contemplated by this Agree-

     ment and (iii) to execute, deliver
     and perform its obligations under
     all other agreements and
     instruments executed and delivered
     by, or to be executed and delivered
     by, the Company pursuant to or in
     connection with the Basic
     Documents.  The Basic Documents
     have been duly and validly
     authorized executed and delivered
     by the Company and each constitutes
     a valid and binding agreement of
     the Company enforceable in
     accordance with its terms (except
     in each such case as enforceability
     may be limited by bankruptcy,
     insolvency, reorganization and
     other similar laws now or hereafter
     in effect relating to or affecting
     creditors' rights generally and
     except that the remedy of specific
     performance and injunctive and
     other forms of equitable relief are
     subject to certain equitable
     defenses and to the discretion of
     the court before which any
     proceeding therefor may be brought
     and except as rights to indemnity
     and contribution hereunder and
     thereunder may be limited by
     Federal or state securities laws).

          (b)  Financial Statements.
     (i) The Company has delivered to
     the Purchasers the consolidated
     balance sheet of the Company at
     June 30, 1996 and the related
     consolidated statements of income
     and retained earnings and cash
     flows of the Company for the fiscal
     year ended on said date, which
     statements have been certified by
     Ernst & Young, LLP, independent
     certified public accountants, and
     such statements present fairly the
     consolidated financial position of
     the Company and the results of its
     operations for the periods covered
     thereby and all such financial
     statements have been prepared in
     accordance with GAAP consistently
     applied, and (ii) the Company has
     delivered to the Purchasers
     unaudited consolidated balance
     sheets and the unaudited
     consolidated statements of income
     and retained earnings or financial
     highlights as set forth in (A) the
     Company's Form 10-Qs for the
     periods ending September 30, 1996,
     December 31, 1996 and March 31,
     1997 and (B) the Press Release
     issued by the Company on October
     17, 1997.  The unaudited
     consolidated financial statements
     in (ii) above have been prepared in
     accordance with GAAP applied on a
     basis consistent with those of the
     audited financial statements
     referred to in (i) above and
     otherwise consistent with the
     accounting methodology contained in
     GAAP.

          (c)  No Material Change.
     Since June 30, 1997, there has been
     no material adverse change in the
     condition (financial or otherwise),
     properties, assets, business or
     results of operations of the
     Company and its Subsidiaries, taken
     as a whole, other than those
     changes disclosed in the unaudited
     financial statements referred to in
     Section 3.1 (b)(ii) or the
     Disclosure Documents.

          (d)  Conflicting Agreements
     and Other Matters.  The execution,
     delivery and performance by the
     Company as the case may be, of the
     Basic Documents and the issuance of
     the Securities, and the execution,
     delivery and performance by the
     Company of all other agreements and
     instruments to be executed and
     delivered by the Company pursuant
     hereto or in connection herewith or
     therewith, and compliance by the
     Company with the terms and
     provisions hereof and thereof do
     not and will not (i) violate, in
     any material respect, any provision
     of any law, rule or regulation,
     including, without limitation,
     Regulation G, T, U or X of the
     Board of Governors of the Federal
     Reserve System (but excluding state
     securities or "blue sky" laws),
     order, writ, judgment, injunction,
     statute, decree, determination or
     award of any court or any public,
     governmental or regulatory agency
     or body applicable to the Company
     or any of its properties or assets;
     (ii) conflict with or result in a
     breach of or constitute a default
     under any provision of the charter
     or by-laws of the Company;
     (iii) require any consent, approval
     or notice under or result in a
     violation or breach of or
     constitute (with or without due
     notice or lapse of time or both) a
     default (or give rise to any right
     of termination, cancellation or
     acceleration) under any of the
     terms, conditions or provisions of
     any note, bond, mortgage, indenture
     or loan or credit agreement,
     license, or any other agreement or
     instrument or obligation to which
     the Company or any of its
     Subsidiaries is a party or by which
     the Company or any of its or their
     properties or assets may be bound;
     or (iv) result in or require the
     creation or imposition of any Lien
     upon or with respect to any of the
     properties now owned or hereafter
     acquired by the Company.

          (e)  Litigation, Proceedings;
     Defaults.  Except as set forth in
     the Disclosure Documents, there are
     no actions, suits or proceedings
     pending or threatened with respect
     to the Company or any of its
     Subsidiaries that would reasonably
     be expected to have a materially
     adverse effect on (i) the business,
     properties, assets, operations or
     condition (financial or otherwise)
     or results of operations of the
     Company or its Subsidiaries, taken
     as a whole, or (ii) the rights or
     remedies of the Purchasers under
     the Basic Documents or on the
     ability of the Company to perform
     its obligations under the Basic
     Documents.

          (f)  Governmental Consents,
     etc.  Except to the extent obtained
     or made prior to the date hereof,
     no authorization, consent,
     approval, license, qualification or
     formal exemption from, nor any
     filing, declaration or registration
     with, any court, governmental body
     or regulatory agency or authority
     or any securities exchange or any
     other person is required in
     connection with the issuance and
     sale of the Securities or the
     execution, delivery or performance
     by the Company of the Basic
     Documents.

          (g)  Investment Company Act.
     The Company is not an "investment
     company" or a company "controlled"
     by an "investment company" within
     the meaning of the Investment
     Company Act of 1940, as amended,
     and the rules and regulations of
     the Commission promulgated
     thereunder.

          (h)  Governmental Regulation.
     The Company is not subject to any
     Federal or state statute or
     regulation limiting the ability of
     the Company to issue and sell the
     Securities and perform its
     obligations under the Basic
     Documents.

          (i)  Disclosure Documents.
     The Disclosure Documents were
     prepared with reasonable care on
     the basis set forth therein and
     those of the Disclosure Documents
     that were filed with the Commission
     conformed in all material respects
     to the requirements of the Exchange
     Act.  The Disclosure Documents did
     not, as of their respective dates,
     contain any untrue statement of a
     material fact or omit to state any
     material fact required to be stated
     therein or necessary in order to
     make the statements made therein,
     in light of the circumstances under
     which they were made, not
     misleading.  There is no fact known
     by the Company which has not been
     disclosed in the Disclosure
     Documents which materially
     adversely affects the condition
     (financial or otherwise),
     properties, assets, business or
     results of operations of the
     Company and its Subsidiaries, taken
     as a whole, or the ability of the
     Company to perform its obligations
     under the Basic Documents.

          (j)  Statutory Compliance.
     The Company is in compliance with
     all applicable statutes, laws,
     ordinances or government rules and
     regulations to which it is subject,
     noncompliance with which would
     materially adversely affect the
     condition (financial or otherwise),
     properties, assets, business or
     results of operations of the
     Company.

          (k)  Taxes.  All material tax
     returns required to be filed by the
     Company in any jurisdiction have
     been so filed, or are under valid
     extensions, and all taxes,
     assessments, fees and other charges
     due or claimed to be due from the
     Company which are shown therein as
     due and payable have been paid,
     other than those being contested in
     good faith or those currently
     payable without penalty or
     interest.  The Company knows of no
     material proposed additional tax
     assessments against it.

          (l)  Due Issuance.  The Securities
have been duly and  validly authorized by all
                    necessary corporate
                    action and, when issued
                    and delivered in
                    accordance with the terms
                    of this Agreement against
                    payment therefor, will
                    have been duly authorized
                    and delivered by the
                    Company and will be duly
                    and validly outstanding
                    and fully paid and will
                    be non-assessable.
                    Except as set forth in
                    the Disclosure Documents,
                    there are no outstanding
                    options, conversion
                    rights, warrants,
                    preemptive rights, rights
                    of first refusal or other
                    rights, or agreements or
                    commitments obligating
                    the Company to issue,
                    transfer or sell any
                    interests in the equity
                    of the Company other than
                    employee stock options
                    granted pursuant to the
                    option plans described in
                    the Disclosure Documents.

          (m)  No Offer.  Neither the Company
nor any of its      Affiliates or any person
                    authorized to act on its
                    behalf has sold, offered
                    for sale, solicited
                    offers to buy or
                    otherwise negotiated in
                    respect of Securities in
                    a manner which would
                    require registration
                    under the Act.

          (n)  No Registration.  Subject to
compliance by the
     Purchasers with the representations and
     warranties set forth in Section 3.2
     hereof, it is not necessary in
     connection with the offer, sale and
     delivery of the Securities to the
     Purchasers contemplated by this
     Agreement to register the Securities
     under the Act.

          (o)  III Exchange.  On October
     16, 1997, III Finance Ltd. ("III")
     and The High Risk Opportunities Hub
     Fund Ltd. ("Hub" and, together with
     III, the "III Funds") converted
     $21,333,333 Exchangeable
     Subordinated Notes Due 2004 (the
     "Exchangeable Notes"), of Aegis
     Auto Finance, Inc., the Company's
     wholly owned Subsidiary, for an
     aggregate of 21,106.78 shares of
     the Company's Class D Redeemable
     Preferred Stock.  The Registration
     Rights Agreement dated April 30,
     1997 between the Company and the
     III Funds, as amended as of the
     date hereof pursuant to an
     amendment in the form attached
     hereto as Exhibit A (the
     "Amendment"), the Certificate of
     Designations relating to the
     Company's Class D Preferred Stock
     filed on May 16, 1997 (as amended
     on October 17, 1997), the Agreement
     dated as of October 16, 1997
     between the Company and the III
     Funds relating to the exchange of
     the $21,333,333 Exchangeable Notes
     held by them for shares of the
     Company's Class D Preferred Stock
     and the proxies dated as of October
     16, 1997 given by Pacific Capital
     Group, Inc., Atlas Holdings Group,
     Inc. and Robert I. Weingarten, with
     respect to increasing the
     authorized issuance of Common
     Stock, are the only agreements or
     instruments in effect which relate
     to the III Funds' rights in respect
     of the Class D Preferred Stock.

          Section 3.2  Representations and
Warranties of the Purchasers.  (a)  Each
Purchaser (as to itself only) represents and warrants to, and covenants and agrees with, the Company that the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account and with no present intention of distributing or reselling such Securities or any part thereof or any securities for which the Securities may be exchanged or which may be issued upon redemption of the Securities or upon exercise of the securities which may be issued upon redemption thereof in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to a Purchaser's rights at all times to sell or otherwise dispose of all or any part of such Securities or any such other securities under a registration under the Act or under an exemption from such registration available under such Act, and subject, nevertheless, to the disposition of a Purchaser's property being at all times within its control.

          (b)  Each Purchaser represents that
no part of the funds or other assets to be used to purchase the Securities to be purchased by it constitutes assets allocated to any qualified trust which contains the assets of any employee benefit plan with respect to which the Company is a party in interest or disqualified person.

          (c)  Each Purchaser (as to itself
only) hereby represents to the Company and to each of the other Purchasers that unless otherwise approved by the Company as an "accredited investor" (as defined in Rule 501 of Regulation D under the Act), (i) it is an institutional investor, (ii) by reason of its business and financial experience, and the business and financial experience of those Persons, if any, retained by it to advise it with respect to its investment in the Securities, such Purchaser, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment. Each Purchaser further represents that it can afford to suffer the loss of its entire investment in the Securities and is not purchasing the Securities in reliance upon any investigation made by any other Purchaser.





                      ARTICLE IV

            CONDITIONS PRECEDENT TO CLOSING

          Section 4.1  Conditions Precedent
to Obligations of the Purchasers.  The
obligation of each Purchaser to purchase the Securities to be purchased by it hereunder is subject to the satisfaction of the following conditions at the Time of Purchase:

          (a)  The representations and
     warranties made by the Company
     herein shall be true and correct in
     all material respects (except for
     changes expressly provided for or
     contemplated in this Agreement) on
     and as of the Time of Purchase with
     the same effect as though such
     representations and warranties had
     been made on and as of the Time of
     Purchase.

          (b)  The Company shall have
     performed and complied in all
     material respects with all
     covenants, agreements and
     conditions set forth or
     contemplated herein which are
     required to be performed or
     complied with by them at or prior
     to the Time of Purchase.

          (c)  Except as disclosed in
     the Disclosure Documents or the
     unaudited financial statements
     referred to in Section 3.1(b),
     there shall not have occurred any
     material adverse change or any
     development involving a prospective
     material adverse change in the
     condition (financial or otherwise),
     business, assets, properties,
     prospects or results of operations
     of the Company, subsequent to the
     date of the last of such unaudited
     financial statements.

          (d)  The purchase of the
     Securities agreed to be purchased
     by such Purchaser hereunder shall
     not at the Time of Purchase be
     prohibited or enjoined (temporarily
     or permanently) under the laws of
     any jurisdiction to which such
     Purchaser is subject.

          (e)  The Basic Documents shall
     have been duly executed and
     delivered by all the respective
     parties thereto.

          (f)  As to each Purchaser, the
     transactions contemplated by this
     Agreement (i) shall not be
     prohibited by an applicable law or
     governmental regulation (including,
     without limitation, Regulation G,
     T, U or X of the Board of Governors
     of the Federal Reserve System),
     (ii) shall not subject the
     Purchaser to any penalty or, in its
     reasonable judgment, other onerous
     condition under or pursuant to any
     applicable law or governmental
     regulations, and (iii) shall be
     permitted by the laws and
     regulations of the jurisdiction to
     which it is subject.

          (g)  The Purchasers shall have
     received evidence satisfactory to
     them that the Certificates of
     Designation have been filed with
     the Secretary of State of the State
     of Delaware.

          (h)  The Company and the III
     Funds have duly executed and
     delivered the Amendment.

          (i)  The Company shall have
     paid the reasonable fees and
     expenses of Fulbright & Jaworski,
     L.L.P., counsel to the Purchaser.

          Section 4.2  Conditions Precedent
to Obligations of the Company.  The
obligation of the Company to issue and sell the Securities is subject to the satisfaction of the following conditions at the Time of
Purchase:

          (a)  The representations and
     warranties made by the Purchasers
     herein shall be true and correct in
     all material respects on and as of
     the Time of Purchase with the same
     effect as though such
     representations and warranties had
     been made on and as of the Time of
     Purchase.

          (b)  The purchase or sale of
     the Securities shall not be
     enjoined (temporarily or
     permanently) at the Time of
     Purchase.


                       ARTICLE V

                       COVENANTS

          Section 5.1  Certain Amendments.
The Company agrees not to amend or change any of the applicable Basic Documents in a manner adverse to it or the Purchasers without the consent of a majority of the Purchasers.

          Section 5.2  Inspection.  The
Company covenants that, so long as the
Securities are held by the Purchasers, it will permit any Person designated by such Purchaser in writing, at such Purchaser's expense, to visit and inspect any of the Company's offices, or to inspect the corporate books and financial records of the Company and its Subsidiaries and to discuss their affairs, finances and accounts with the principal officers of the Company and their respective Subsidiaries, all at such reasonable times and as often as Purchaser may reasonably request. Each Purchaser agrees that any information obtained by it as a result of such visits, inspections and discussions or pursuant to this Agreement shall be confidential and shall not be used by it as the basis for any market transactions in securities of the Company unless and until such information has been made generally available to the public.
Notwithstanding the foregoing, there will be no such inspection rights granted to Purchasers under this Section 5.2 as long as the Company is required to file reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

          Section 5.3  Nasdaq Listing.  Upon
the redemption of the Securities in exchange for shares of Common Stock, the Company shall file an application to have such additional shares of Common Stock listed on the Nasdaq
National Market or such other securities exchange or market, if any, on which such Common Stock is then listed.

          Section 5.4  Availability of
Capital Stock. The Company shall resolve to amend its Certificate of Incorporation, and thereafter use its best efforts to obtain the requisite approval of such amendment by its stockholders at a meeting of stockholders to be held as soon as practicable after the date hereof (which, in any event, shall be the first meeting of the stockholders of the Company after the date hereof), so that the Company may cause such amendment to be filed with the Secretary of State of the State of Delaware and to become effective, to effect an increase in the authorized issuance of the Common Stock so that the Company shall have authorized a sufficient number of shares of Common Stock to be able to effect a redemption of all shares of Preferred Stock that are to be issued and outstanding upon the consummation of this Agreement. Subject to the foregoing, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purposes of effecting the redemption of the Securities, the full number of shares of Common Stock then issuable upon the exchange of the Securities, provided, that if at any time (including at the Time of Purchase) the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit the redemption of the Securities, the Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock to permit such exchange or redemption. In the event of the consolidation or merger of the Company with another corporation where the Company is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger or consolidation, or otherwise, of the surviving corporation to reserve and keep available sufficient number of shares of common stock or other securities or property to provide for the redemption of the Preferred Stock.


                      ARTICLE VI

                INDEMNITY; CONTRIBUTION

          Section 6.1  Indemnity.

          (a)  Indemnification.  The Company
agrees and covenants to hold harmless and indemnify each of the Purchasers and (i) any Affiliates thereof and (ii) any managed accounts who are purchasing for their own account (including any director, officer, employee, agent, investment adviser, or controlling person of any of the foregoing) from and against any losses, claims, damages, liabilities and expenses (including but not limited to attorneys' fees and expenses of investigation, preparation or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) incurred by such Purchaser pursuant to any actual or threatened third-party action, suit, proceeding or investigation (including expenses of investigation) (A) arising out of or based upon any untrue statement of any material fact contained in the Disclosure
Documents, or arising out of or based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) arising out of or based upon any breach by the Company of the representations, warranties and agreements herein or (C) arising out of or based upon or in any way related or attributed to claims, actions or proceedings by any party other than such Purchaser relating to this Agreement; provided, however, that the
Company shall not be liable under this
paragraph (a) for any amounts paid in
settlement of claims without its consent, which consent shall not be unreasonably withheld or to the extent that it is finally judicially determined that such losses, claims, damages or liabilities (i) arose out of the gross negligence or willful misconduct of such Purchaser and such negligence or misconduct was not committed by such Purchaser or its agents in reliance upon any of the Company's warranties, covenants or promises herein or in any other documents contemplated hereby or thereby, including certificates delivered by the Company pursuant hereto, or (ii) arose from a violation by such Purchaser of legal requirements applicable to such Purchaser primarily because of its character as a particular type of regulated institution.
The Company further agrees promptly upon demand by such Purchaser to reimburse each Purchaser for any legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being a Purchaser and as to which the Company is liable to indemnify. The indemnity, contribution and expense reimbursement obligations of the Company under this Article VI shall be in addition to any liability the Company may otherwise have.

          (b)  Procedure.  Promptly after
receipt by an indemnified party under this
Article VI of notice of the commencement of any action, proceeding or investigation or threat thereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent that any indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnified party), and, after notice from the indemnifying party to such indemnified party of its elections to assume the defense thereof and the actual assumption of such defense, the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel. The indemnifying party will not be subject to any liability for any settlement made without its consent (which will not be unreasonably withheld).

          Section 6.2  Notification.  The
Company agrees promptly to notify each
Purchaser of the commencement of any
litigation or proceeding against it or any of its officers or directors in connection with the issue and sale of any of the Securities, or in any way related or attributed to this Agreement.

                      ARTICLE VII

                     MISCELLANEOUS

          Section 7.1  No Waiver;
Modifications in Writing. No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          Section 7.2  Communications.   All
notices, demands and other communications provided for hereunder shall be in writing, and, if to the Purchasers, shall be given by registered or certified mail, return receipt requested, telecopy, courier service or personal delivery, addressed to each
Purchaser as shown on the execution pages hereof or to such other address as such Purchaser may designate to the Company in writing and, if to the Company, shall be given by similar means to The Aegis Consumer
Funding Group, Inc., 525 Washington
Boulevard, 29th Floor, Jersey City, New
Jersey 07310, Attention: Corporate Counsel, or to such other address as the Company may designate in writing, and shall be deemed given when received. A copy of any notice hereunder shall be provided to the Trustee at the address set forth in the Indenture.

          Section 7.3  Costs, Expenses and
Taxes. The Company agrees to pay all costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement, each of the Basic Documents, any amendment or supplement to or modification of any of the foregoing, and any and all other documents furnished pursuant hereto or thereto or in connection herewith or there-

with, all reasonable costs and expenses in connection with the administration of this Agreement and all costs and expenses
(including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the enforcement of this Agreement, the Securities, any of the Basic
Documents, or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Securities, and shall save and hold each Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The
Company shall bear all expenses of shipping the Securities (including, without limitation, insurance expenses) from New York
City to such other places within the United
States of America as any Purchaser shall specify.

          Section 7.4  Execution in
Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 7.5  Binding Effect;
Assignment. Prior to the Time of Purchase the rights and obligations of any Purchaser under this Agreement may not be assigned to any other Person except with the prior consent of the Company, which shall not be unreasonably withheld. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This
Agreement shall be binding upon the Company and each Purchaser, and their successors and assigns.

          Section 7.6  Governing Law.  This
Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the federal and state courts sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement.

          Section 7.7  Severability of
Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 7.8  Article and Section
Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 7.9  Attorneys' Fees.  In
any action or proceeding brought to enforce any provision of this Agreement or any of the Basic Documents, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          Section 7.10  No Recourse Against
Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Purchaser by accepting a Security waives and releases all such liability.
           PURCHASE AGREEMENT SIGNATURE PAGE

          IN WITNESS WHEREOF the parties
hereto have caused this Agreement to be
executed by their respective officers
hereunto duly authorized, as of the date first above written.

                         THE AEGIS CONSUMER
FUNDING GROUP, INC.


                    By:

                         Name:  William Henle
                         Title:  Chief
Operating Officer


Accepted and Agreed as of
the date first above written




Name of Purchaser


By:
Name:
Title:


Aggregate stated value of
Securities to be purchased by
Purchaser

$                     Class E Redeemable
Preferred Stock

$                     Class F Redeemable
Preferred Stock

Nominee (name in which Securities are to be registered, if different than name of Purchaser)






































        THE AEGIS CONSUMER FUNDING GROUP, INC.



             SECURITIES PURCHASE AGREEMENT

             Dated as of November 10, 1997



           $4,000,000 Aggregate Stated Value
              Redeemable Preferred Stock


















Bomrind\Aegis\GreenPur.Ag4